SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 18, 2007
Authorize.Net Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE (STATE OR OTHER JURISDIC- TION OF INCORPORATION)	000-21319 (COMMISSION FILE NUMBER)	04-3065140 (IRS EMPLOYER IDENTIFICATION NO.)
293 BOSTON POST ROAD WEST, MARLBOROUGH, MASSACHUSETTS 01752
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (508) 229-3200
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☑	WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

☐	SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

☐	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

☐	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

ITEM 8.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On June 18, 2007, we issued a press release announcing that we had entered into an Agreement and Plan of Reorganization (the “Agreement”) by and among CyberSource Corporation (“CSC”), Congress Acquisition-Sub, Inc., Congress Acquisition Sub 1, LLC and Authorize.Net Holdings, Inc. (“Authorize.Net” or the “Company”), whereby CyberSource Corporation agrees to acquire us in a stock and cash transaction valued at approximately $565 million, as of the close of the NASDAQ Global Market System on June 15, 2007. Under the Agreement, our shareholders will receive 1.1611 shares of CyberSource common stock for every share of Authorize.Net common stock. Additionally, our shareholders will receive a pro-rata share of approximately $125 million in the form of a cash payment and cash in lieu of fractional shares. The Agreement was approved by the boards of directors of both CyberSource and Authorize.Net. The transaction will be effected through two sequential mergers. First, Congress Acquisition Sub, Inc. (“Merger Sub”), a newly formed wholly-owned subsidiary of CSC, will merge with and into the Company with the Company remaining as the surviving corporation and a wholly-owned subsidiary of CSC. Second, the surviving corporation will then merge with and into Congress Acquisition Sub 1, LLC, a newly formed wholly-owned subsidiary of CSC (“LLC Merger Sub”), with LLC Merger Sub remaining as the surviving entity (the “Mergers ”).
A copy of the press release issued on June 18, 2007 entitled “CyberSource to Acquire Authorize.Net” is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
On June 15, 2007, we adopted Amendment No. 2 to our Rights Agreement dated as of November 14, 1997 with American Stock Transfer and Trust Company as amended on January 24, 2007, which may be deemed material. The Amendment changes the definition of “Beneficial Owner” in Section 1 of the Rights Agreement to exclude from that definition securities which a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition or reorganization agreement between the Company and such Person (or one or more of its Affiliates or Associates) if such agreement has been approved by the Board of Directors of the Company prior to there being an Acquiring Person. The foregoing description of Amendment No. 2 is qualified in its entirety by the terms of Amendment No. 2, a copy of which is filed as Exhibit 4.1.
ITEM 7.01   REGULATION FD DISCLOSURE
On June 18, 2007, certain officers of Authorize.Net are participating in a conference call regarding the Mergers. The script for such conference call is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
In addition, we made available to Authorize.Net employees certain information regarding the transaction contained in a presentation regarding the Mergers that was given to Authorize.Net employees on June 18, 2007.
The foregoing description of the conference call script and presentation to employees does not purport to be complete and is qualified in its entirety by reference to the conference call script and presentation to employees attached as Exhibits 99.2 and 99.3 respectively, and incorporated herein by reference.
The information set forth in item 8.01 below is hereby incorporated by reference in this item 7.01.
ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.
(c)   EXHIBITS.
          4.1        Amendment No. 2 to Rights Agreement dated November 14, 1997 with American Stock Transfer and Trust Company as Rights Agent
          99.1      Press Release dated June 18, 2007 entitled “CyberSource to Acquire Authorize.Net.”
          99.2      Script of Conference Call held by CyberSource Corporation on June 18, 2007
          99.3      Presentation to Employees delivered June 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Authorize.Net Holdings, Inc.
By:	/s/ Timothy C. O’Brien
Timothy C. O’Brien
Vice President, Finance and Administration, Chief Financial Officer and Treasurer

June 18, 2007